UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):   September 18, 1998



              USF&G/Legg Mason Realty Partners Limited Partnership
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      (Exact name of registrant as specified in its Certificate of Limited
                                  Partnership)



   Maryland                       0-17633                      75-2228850
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(State or other                 (Commission                   (IRS Employer
  jurisdiction                  File Number)                Identification No.)
 incorporation)


              6225 Centennial Way FB0101 Baltimore, Maryland 21209
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                    (Address of Principal executive offices)



Registrant's telephone number, including area code:  (410) 205-6900



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                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Item 2.  Acquisition or Disposition of Assets.

On September 18, 1998, USF&G/ Legg Mason Realty Partners Limited Partnership (the "Partnership") sold St. Andrews Apartments at Westwood ("St. Andrews") to America First Apartment Investors, L.P., a Delaware limited partnership.
The purchase price for the 259-unit, garden-style apartment complex in Orlando, Florida was $15,550,000. Proceeds from the transaction of approximately $15.2 million were used to repay the outstanding mortgage obligation on the property of $8,500,000, the outstanding principal balance of the Cash Flow Protector Loan of $3,149,734, and the outstanding principal balance of the General Partner Loans of $200,000. The General Partners plan to distribute the net proceeds from property sales in accordance with Section 4.4 of the Partnership Agreement upon completion of the sales process.

The Partnership was organized as a limited partnership under the Maryland Revised Uniform Limited Partnership Act pursuant to a Certificate of
Limited Partnership filed with the Maryland State Department of Assessments and Taxation on April 12, 1988 and a Limited Partnership Agreement and Amended Certificate of Limited Partnership dated as of June 16, 1988 as subsequently amended. The Partnership was formed to acquire, hold, lease and ultimately dispose of income-producing commercial and multifamily residential rental properties located primarily in the Eastern United States.

Item 7.  Financial Statements and Exhibits

     (a) Pro Forma Financial Information - USF&G/Legg Mason Realty Partners Limited Partnership

         Unaudited Pro Forma Condensed Balance Sheet - June 30, 1998 Unaudited Pro Forma Condensed Statement of Operations - Six Months
           ended June 30, 1998
         Unaudited Pro Forma Condensed Statement of Operations - Year ended
           December 31, 1997
         Notes to Unaudited Pro Forma Condensed Financial Statements

     (b) Exhibit -- Purchase and Sale Agreement between USF&G/ Legg Mason Realty Partners Limited Partnership, a Maryland limited Partnership and America First Apartment Investors, L.P., a Delaware limited partnership.

Item 7 (a).  Pro Forma Financial Information

              USF&G/Legg Mason Realty Partners Limited Partnership
                    Pro Forma Condensed Financial Statements

The accompanying Unaudited Pro Forma Condensed Balance Sheet as of June 30, 1998 gives effect to the Disposition of St. Andrews (the "Disposition") to America First Apartment Investors, L.P. on September 18, 1998 as if the transaction had occurred as of June 30, 1998. The accompanying Pro Forma Unaudited Forma Condensed Statement of Operations for the six months ended
June 30, 1998 and the year ended December 31, 1997 reflect the historical results of the Partnership adjusted to give effect to the Disposition as if the transaction had occurred as of January 1, 1997.

The unaudited pro forma financial statements presented herein are presented for information purposes only and are not necessarily indicative of what the actual results of operations of the Partnership would have been for the periods presented had the Disposition occurred on January 1, 1997, nor do they purport to represent the results for future periods. These unaudited pro forma condensed financial statements should be read in conjunction with the audited financial statements of the Partnership included in its Form 10-K for the year ended December 31, 1997, and the unaudited financial statements of the Partnership included in its Form 10-Q for the six months ended June 30, 1998. The unaudited pro forma adjustments are based upon this financial information and certain other assumptions included in the notes to the unaudited pro forma financial statements.

              USF&G/Legg Mason Realty Partners Limited Partnership

                   Unaudited Pro Forma Condensed Balance Sheet

                                 June 30, 1998

                                                      Partnership         Pro Forma         Partnership
                                                      Historical         Adjustments        As Adjusted
                                                    -------------------------------------------------------
                                                                          (Note B)
Assets
Real Estate Investments                                $26,928,387    $(10,961,306)  (a)     $15,967,081
Cash and Cash Equivalents                                1,132,582       2,772,763   (a)       3,970,310
Restricted Cash Escrow                                      14,874               -                14,874
Accounts Receivable                                        177,585          (2,285)  (a)         175,300
Other Assets                                               467,919        (103,420)  (a)         364,499
                                                    -------------------------------------------------------

     Total Assets                                      $28,721,347     $(8,294,248)          $20,492,064
                                                    =======================================================

Liabilities
Mortgages Payable                                      $21,325,008     $(8,500,000)  (b)     $12,825,008
Accounts Payable and Other Liabilities                     689,199        (257,559)  (a)         431,640
St. Andrews Construction Loan                              362,000        (362,000)  (a)               -
Due to General Partners and Affiliates                   2,653,771        (269,965)  (b)       2,453,771
Cash Flow Protector Loan                                 3,149,734      (3,149,734)  (b)               -
                                                    -------------------------------------------------------
                                                        28,179,712     (12,543,258)           15,710,419
Partners Equity (Deficit)
General Partners                                          (238,996)         42,400   (c)        (196,596)
Assignor and Assignee Limited Partners,
     1,094,283 Units Issued and Outstanding                780,631       4,197,610   (c)       4,978,241
                                                    -------------------------------------------------------
                                                           541,635       4,240,010             4,781,645

                                                    -------------------------------------------------------
    Total Liabilities and Partners' Equity             $28,721,347     $(8,294,248)          $20,492,064
                                                    =======================================================



See accompanying notes to unaudited pro forma financial statements.

              USF&G/Legg Mason Realty Partners Limited Partnership

              Unaudited Pro Forma Condensed Statement of Operations

                         Six Months Ended June 30, 1998

                                                      Partnership        Pro Forma          Partnership
                                                      Historical        Adjustments         As Adjusted
                                                    -------------------------------------------------------
                                                                          (Note C)
Revenue:
 Rental Income                                          $2,719,274     $(1,093,957)  (a)     $1,625,317

Expenses:
 Property Operating                                        997,404        (456,003)  (a)        541,401
 St. Andrews Repair and Legal Costs                          3,025          (3,025)  (a)              -
 General and Administrative                                 62,285               -               62,285
 Interest                                                  981,773        (483,895)  (a)        497,878
 Depreciation and amortization                             400,425        (134,389)  (a)        266,036
                                                    -------------------------------------------------------
     Total Expenses                                      2,444,912      (1,077,312)           1,367,600

                                                    -------------------------------------------------------
Net Income Before Extraordinary Item                       274,362         (16,645)             257,717

Extraordinary Item- Extinguishment of Debt               1,700,000               -            1,700,000
Gain on Sale of Property                                         -       4,240,010   (b)      4,240,010
                                                    -------------------------------------------------------
Net Income                                              $1,974,362      $4,223,365           $6,197,727
                                                    =======================================================

Net Income before Extraordinary Item Per Limited
    Partner Unit                                    $          .25                       $          .23
                                                    ================                     ==================

Net Income Per Limited Partner Unit                  $        1.79                        $        5.61
                                                    ================                     ==================


See accompanying notes to unaudited pro forma financial statements.

              USF&G/Legg Mason Realty Partners Limited Partnership

              Unaudited Pro Forma Condensed Statement of Operations

                          Year Ended December 31, 1997

                                                      Partnership        Pro Forma          Partnership
                                                      Historical        Adjustments         As Adjusted
                                                    -------------------------------------------------------
                                                                          (Note C)
Revenue:
 Rental Income                                          $5,239,669     $(2,104,510)  (a)     $3,135,159

Expenses:
 Property Operating                                      2,024,911      (1,002,653)  (a)      1,022,258
 St. Andrews Repair and Legal Costs                       (146,149)        146,149   (a)              -
 General and Administrative                                123,345               -              123,345
 Interest                                                2,236,910      (1,236,297)  (a)      1,000,613
 Depreciation and amortization                           1,363,055        (474,377)  (a)        888,678
                                                    -------------------------------------------------------
     Total Expenses                                      5,602,072      (2,567,178)           3,034,894

                                                    -------------------------------------------------------
Net Income from Operations                                (362,403)        462,668              100,265

Gain on Sale of Property                                         -       4,240,010   (b)      4,240,010
                                                    -------------------------------------------------------
Net Income (Loss)                                       $ (362,403)     $4,702,678           $4,340,275
                                                    =======================================================

Net Income (Loss) Per Limited Partner Unit           $        (.33)                       $        3.93
                                                    ================                     ==================


See accompanying notes to unaudited pro forma financial statements.

              USF&G/ Legg Mason Realty Partners Limited Partnership

           Notes to Unaudited Pro Forma Condensed Financial Statements


Note A  Basis of Presentation

The accompanying unaudited pro forma condensed balance sheet as of June 30, 1998 gives effect to the disposition of St. Andrews as if this transaction had occurred as of June 30, 1998. The accompanying unaudited pro forma condensed statement of operations for the six months ended June 30, 1998 and for the year ended December 31, 1997, gives effect to the disposition of St. Andrews as if the transaction had occurred on January 1, 1997.

Note B Adjustments to Pro Forma Condensed Balance Sheet

The accompanying unaudited pro forma balance sheet as of June 30, 1998 reflects certain adjustments which were required to give effect to matters directly attributable to the disposition of St. Andrews. Explanations of the adjustments are as follows:

       (a)    Eliminate assets and liabilities related to St. Andrews.

       (b) Record pay down of the mortgage payable, Cash Flow Protector Loan, and the General Partner Loans.

       (c)    Record net gain resulting from the disposition.


Note C  Adjustments to Pro Forma Condensed Statements of Operations

The accompanying unaudited pro forma condensed statements of operations for the six months ended June 30, 1998 and the year ended December 31, 1997 reflect certain adjustments which are explained below. These adjustments are required to give effect to matters directly attributable to the disposition of St. Andrews. Explanations of the adjustments are as follows:

       (a) Eliminate revenues and expenses of St. Andrews and interest related to the Partnership loans paid down with the sale proceeds.

       (b)    Record net gain resulting from the disposition.

Note D  Net Income Per Limited Partner Unit

Net income of the Partnership is allocated 1% to the General Partners and 99% to the Limited Partners. The weighted average number of limited partner units outstanding used in the calculation of net loss per limited partner unit for the six months ended June 30, 1998 and the year ended December 31, 1997 was 1,094,283 on a primary basis.

                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 USF&G/Legg Mason Realty Partners
                                 Limited Partnership
                                 --------------------------------------------
                                                (Registrant)

                                 By:  USF&G Realty Partners, Inc.,
                                      A General Partner


      October 2, 1998             /s/  Joseph A. Wesolowski
Date:--------------------        --------------------------------------------
                                 Joseph A. Wesolowski
                                 Vice President and Chief Accounting Officer